EXHIBIT 99.1

Cardinal Infrastructure Group (CDNL) Announces Acquisition of Hughes Brothers Construction Inc.

October 13, 2026

Raleigh, North Carolina - October 13, 2026 - Cardinal Infrastructure Group, Inc. (NASDAQ: CDNL) ("Cardinal" or the "Company") announced today that it has entered into a definitive agreement to acquire Hughes Brothers Construction Inc. (“Hughes Brothers”), a leading Central Florida heavy civil and site development contractor, for $357.5 million, at a purchase price multiple consistent with Cardinal’s typical range for new market platform acquisitions. The transaction is expected to close in the fourth quarter of 2026, subject to regulatory approvals and customary closing conditions.

Cardinal management will host a conference call and live webcast for investors and analysts today, October 13, 2026, at 10:30 a.m. ET to discuss the acquisition. The call will be webcast on the "Events & Presentations" section of Cardinal's website. A replay of the webcast will be available at the same location shortly after the conclusion of the presentation.

Strategic Highlights

Establishes a scaled platform in the attractive Central Florida market

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Leading Central Florida heavy civil and site development contractor with 500+ employees
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Longstanding customer relationships across residential, commercial, industrial and municipal end markets

Adds a highly complementary, turnkey business with differentiated capabilities and scale

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Turnkey operating model supported by a fleet of owned equipment
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Underground utility and site development capabilities
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Proven ability to execute complex, large-scale projects, with the average project size exceeding 80 acres

Immediately accretive financial profile and a substantial backlog enhance revenue visibility

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Immediately accretive to Cardinal’s guided 2026 adjusted EBITDA margin range with TTM revenue of more than $220 million as of June 30, 2026.
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~$350 million in backlog provides significant visibility into future activity

Creates multiple opportunities for continued growth and value creation

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Complementary service capabilities and deep-rooted customer relationships create multiple opportunities to expand across end markets, capture additional share and drive organic growth
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Establishes a platform to actively pursue targeted M&A across the fast-growing Florida market

Disciplined transaction structure consistent with Cardinal's proven M&A framework

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The consideration of $357.5 million will be funded through a combination of cash and Cardinal Class A common stock, with shares issued to the selling stockholders subject to a 180-day lock-up; the cash portion is expected to be funded with new debt financing, together with cash on hand.
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Selling stockholders may earn additional consideration of up to $97.5 million, payable in cash and in Cardinal Class A common stock, based on Hughes Brothers’ adjusted EBITDA performance for the twelve months ending December 31, 2026, bringing total potential transaction value to approximately $455 million.
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Proforma net leverage of 1.4x, below Cardinal’s stated maximum target of 2.5x

Experienced local leadership team to remain in place and drive continued growth

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Hughes Brothers President and Co-Founder Chad Hughes and Vice President and Co-Founder Justin Hughes will continue to lead the business and play key roles in driving Cardinal’s growth and expansion across Central Florida

Management Commentary

"We are excited to welcome Hughes Brothers to Cardinal as we take another important step in our strategy to build the Southeast’s premier site development platform by moving into the fast-growing Central Florida market,” said Jeremy Spivey, CEO of Cardinal Infrastructure Group. “Hughes Brothers is an exceptional founder-led business that culturally aligns with what we’re building. They bring an experienced team, both in terms of field personnel and corporate leadership, longstanding customer relationships, highly complementary capabilities that further strengthen our turnkey offering and an immediately accretive financial profile. We see significant opportunities to build upon this strong foundation by deploying our proven growth playbook, expanding service offerings and deepening our presence across the Central Florida market. We are looking forward to partnering with Chad, Justin and the entire Hughes Brothers team to create long-term value for all our customers, employees and shareholders.”

About Hughes Brothers

Hughes Brothers is a leading Central Florida heavy civil and site development contractor focused on underground utilities, site preparation, earthwork, sewer, gas main installation, roadway construction and related infrastructure work. The company serves residential, commercial, industrial and municipal customers, with expertise in wet utility installation and large-scale site development projects. Hughes Brothers self-performs a significant portion of its work and owns its fleet through a dedicated equipment subsidiary.

About Cardinal

Cardinal Infrastructure Group, Inc., (NASDAQ: CDNL) delivers its suite of comprehensive infrastructure services that support the planning, preparation, installation, and development of residential, commercial, industrial, municipal, and state infrastructure projects through wholly owned, market leading subsidiaries. Cardinal’s operations leverage in-house, highly skilled teams and equipment fleets to deliver wet utility installations (water, sewer, and stormwater systems), as well as site clearing, grading, erosion control, drilling and blasting, paving, and other related site services across the Southeast. Cardinal’s relationship-based approach is grounded in operational discipline, market expansion, and commitment to integrity from the ground up.

Important Information for Investors and Stockholders

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Cardinal Infrastructure Group, Inc.’s (“Cardinal”) acquisition (the “Hughes Brothers Acquisition”) of Hughes Brothers Construction Inc., (“Hughes Brothers”) and the expected benefits of the Hughes Brothers Acquisition. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These statements involve risks and uncertainties, and Cardinal’s actual results could differ materially from the results expressed or implied by such forward-looking statements. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this press release include, but are not limited to, the possibility that any of the anticipated benefits of the Hughes Brothers Acquisition will not be realized to the extent or when expected; the risk that integration of Hughes Brothers’ operations with those of Cardinal will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the Hughes Brothers Acquisition on Hughes Brothers’ and Cardinal’s business relationships, operating results and business generally; difficulty in sustaining rapid revenue growth, which may place significant demands on Cardinal’s administrative, operational and financial resources, fluctuations in Cardinal’s revenue and the concentration of Cardinal’s business in the Southeastern United States. Cardinal has based these forward-looking statements largely on its current expectations and projections regarding future events and trends that it believes may affect its business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled "Risk Factors" in Cardinal's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the "Annual Report"), and elsewhere in the Annual Report, as well as in Cardinal's subsequent filings with the Securities and Exchange Commission. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Cardinal cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Although forward-looking statements reflect the good faith beliefs of Cardinal’s management at the time they are made, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Cardinal undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law. These cautionary statements qualify all forward-looking statements attributable to Cardinal or persons acting on its behalf.

Company Contact:

Cardinal Infrastructure Group, Inc. Mike Rowe, CFO

919-268-6386